                                                                   EXHIBIT 10.57

                              SECOND AMENDMENT TO

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


          SECOND AMENDMENT dated as of January 28, 2000 (this "Amendment") to the LOAN AND SECURITY AGREEMENT dated as of August 11, 1999, as amended by the FIRST AMENDMENT dated as of December 23, 1999 (the "Loan Agreement") by and among SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation (the "Borrower"), SYSTEM SOFTWARE ASSOCIATES LIMITED, a corporation organized under the laws of England and Wales, SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales, SSA SOFTWRIGHT LIMITED, a corporation organized under the laws of England and Wales, SSA CANADA CORPORATION, a corporation organized under the laws of Canada (together with the Borrower, each an "Obligor" and collectively the "Obligors", each of the financial institutions signatories hereto (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders", and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Obligors have requested the Lender Group to amend certain terms of the Loan Agreement, and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

          2. Term. Section 3.4 of the Loan Agreement is hereby amended by deleting the reference to "June 30, 2000" set forth therein and inserting "November 1, 2000" in lieu thereof.

          3. EBITDA. Section 7.20(a) of the Loan Agreement is hereby amended by deleting the reference to "$9,200,000" for the fiscal quarter ended 4/30/2000 and substituting in lieu thereof a reference to "$5,400,000".

          4. Agreements and Consents. Anything contained in Sections 7.14 [Affiliates], 7.23 [Preferred Stock] and 7.27 [Amendment to Certain Documents] of the Loan Agreement to the contrary notwithstanding, the Required Lenders hereby consent to the
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amendment to the Amended and Restated Securities Purchase Agreement between the
Borrower and H&Q SSA Investors, L.P. for the sole purpose of waiving compliance with or deleting financial covenants and otherwise conforming such agreement to reflect certain changes to the Loan Agreement contained in this Amendment.

          5. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

               (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

               (b) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                    (i) counterparts of this Amendment, duly executed by the Obligors and the Lenders, and of the reaffirmation and consent attached hereto as Exhibit A-1, duly executed by an authorized officer of each Guarantor; and

                    (ii) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

               (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

               (d) Fees. (i) Borrower shall have paid to the Agent, for the benefit of the Lenders with a Term Loan A Sub-Commitment, a fee of $125,000, such fee to be paid-in-kind by being added to the principal balance of the Term Loan A Amount.

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                    (ii) Borrower shall have paid to the Agent, for the benefit of the Lenders with a Term Loan B Commitment, a fee of $175,000, such fee to be paid-in-kind by being added to the principal balance of the Term Loan B Amount.

          6. Representations and Warranties. Each of the Obligors warrant as follows:

               (a) Except as previously disclosed in writing to the Agent: (i) the representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date; and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

               (b) Each of the Obligors (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

               (c) The execution, delivery and performance by each Obligor of this Amendment, and the performance by each such Obligor of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Obligor's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by any Obligor of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

               (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

          7. Release by Borrowers. (a) Definition of "Related Parties" and "Claims". For purposes of this Section 7, "Related Parties" and "Claims" shall be defined as follows:

          "Related Parties" means, with respect to a party released, such party's parents, subsidiaries, affiliates, successors, predecessors, assigns, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

          "Claims" means any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, including without limitation any and all rights of setoff, recoupment or counterclaim, of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

          (b) Release by Obligors. Excluding any continuing obligations of the Lenders and the Agent under the express terms and provisions of the Loan Agreement, the Loan Documents and this Amendment, each Obligor hereby releases, acquits, and forever discharges the Lenders and the Agent, and each of them, as well as their respective Related Parties, of and from any and all Claims arising out of, related to or in any way connected with any action or failure to act, prior to execution of this Amendment, in response to or in connection with any events or circumstances arising under or otherwise related to the Loan Agreement and the Loan Documents or any Defaults or Events of Default occurring under the Loan Agreement.

          8. Continued Effectiveness of the Loan Agreement. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

               (b) The Obligors hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by the Obligors under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Obligors shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

          9. Costs and Expenses. The Obligors shall pay all out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and service charges of counsel to any member of the Lender Group) in connection with this Amendment.

          10. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          11. THE OBLIGORS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

               [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation


                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         SYSTEM SOFTWARE ASSOCIATES LIMITED, a corporation organized under the laws of England and Wales


                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA SOFTWRIGHT LIMITED, a corporation organized under the laws of England and Wales

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA CANADA CORPORATION, a corporation organized under the laws of Canada

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         FOOTHILL CAPITAL CORPORATION,
                         as Agent and as a Lender


                         By: /S/ Erik R. Sawyer
                             --------------------------------------------
                             Name:  Erik R. Sawyer
                             Title: Vice President

                         ABLECO FINANCE LLC,
                         as a Lender


                         By: /s/ Kevin Genda
                             ____________________________________________
                             Name: Kevin Genda
                             Title:

                         A2 FUNDING LP,
                         as a Lender

                         By: A2 Fund Management LLC,
                             its General Partner


                         By: /s/ Kevin Genda
                             ____________________________________________
                             Name: Kevin Genda
                             Title:

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                                  Exhibit A-1
                                  -----------


                           REAFFIRMATION AND CONSENT


          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amendment to Loan and Security Agreement, dated as of January 28, 2000 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or by laws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the Guaranty.


                         SYSTEM SOFTWARE ASSOCIATES LIMITED, a corporation organized under the laws of England and Wales

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         SSA-ACCLAIM LIMITED, a corporation organized under the laws of England and Wales

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA SOFTWRIGHT LIMITED, a corporation organized under the laws of England and Wales

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA CANADA CORPORATION, a corporation organized under the laws of Canada

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SYSTEM SOFTWARE ASSOCIATES IBERICA
                         S.A., a corporation organized under the laws of Spain

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA SYSTEM SOFTWARE ASSOCIATES GmbH,
                         a corporation organized under the laws of Germany


                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         SSA ITALIA SPA, a corporation organized under the laws of Italy

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA BENELUX B.V., a corporation organized under the laws of the Netherlands

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SYSTEM SOFTWARE ASSOCIATES ASIA
                         PACIFIC PTE LTD, a corporation organized under the laws of Singapore

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA PACIFIC PTY LIMITED, a corporation
                         organized under the laws of Australia

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA PACIFIC (NZ) LIMITED, a corporation
                         organized under the laws of New Zealand

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller

                         SYSTEM SOFTWARE ASSOCIATES DO
                         BRASIL LTDA., a corporation organized under the laws of Brazil

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SYSTEM SOFTWARE ASSOCIATES INC. de
                         MEXICO, S.A. de C.V., a corporation organized under the laws of Mexico

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA JAPAN CORPORATION, a Delaware corporation

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SSA PACIFIC RIM CORPORATION, a Delaware
                         corporation

                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller


                         SYSTEM SOFTWARE ASSOCIATES (JAPAN) LLC,
                         a Delaware limited liability company


                         By:    /s/ Joseph J. Skadra
                             ----------------------------------------------
                             Name: Joseph J. Skadra
                             Title: VP Finance and Controller